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                                                                    EXHIBIT 23.1


                         CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the caption "Experts" and to the use of our report dated September 1, 1999, except for Note 3, as to which the date is October 13, 1999, in the Registration Statement (Form S-2) and related Prospectus of Queen Sand Resources, Inc. for the registration of 10,000,000 shares of its common stock.


                                                        ERNST & YOUNG LLP

Dallas, Texas
July 18, 2000